SUCAMPO

The Science of Innovation

Second Quarter 2016 Corporate Update and Financial Results

August 3, 2016

Introductions and Forward-Looking Statements

Silvia Taylor, SVP Investor Relations & Corporate Affairs

Agenda

Introductions and Forward-Looking Statements	Silvia Taylor
Corporate Update	Peter Greenleaf
Pipeline Update	Peter Kiener, D. Phil
Financial Update	Andrew Smith
Closing Remarks	Peter Greenleaf

Forward Looking Statement

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the effects of competitive products on Sucampo's products; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this press release should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 11, 2016, as amended, as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Q2 2016 Corporate Update

Peter Greenleaf, Chairman and CEO

Strong Financial Performance
Continued Progress Against Strategic Objectives

SUCAMPO
The Science of Innovation

1. Continue to deliver outstanding financial performance

2. Continue to prioritize and progress our pipeline

3. Continue to transform company for sustained mid- and long-term growth

Solid Q2 Overall Financial Results

SUCAMPO

The Science of Innovation

REVENUE

- Overall revenue grew 49% YoY to $52.0M
  - Increased royalties for AMITIZA in the U.S.
  - Sales of AMITIZA in Japan
  - Inclusion of RTU results
- Revenue grew 9% when excluding $13.8M RTU-related revenue

EARNINGS*

- Adjusted Net Income grew 2% YoY to $10.0M
- Adjusted EPS grew 10% YoY to $0.23
- Adjusted EBITDA** grew 68% YoY to $24.9M

*Adjusted figures exclude non-cash and one time items associated with RTU acquisition

** Adjusted EBITDA includes stock-based compensation expense

Strong U.S. AMITIZA Performance

SUCAMPO
The Science of Innovation

- Takeda's AMITIZA net sales for royalty calculation purposes
  - Q2 grew 15% YoY to $102.0M
- Royalty revenue grew 16% YoY to $18.7M
  - Drivers: price, volume, inventory
- Overall U.S. revenue includes $12.4M of AMITIZA product sales to Takeda
- AMITIZA TRx
  - Q2 IMS: ~367,000 TRx, growth of 1% YoY
  - 1H16 IMS: TRx growth of 3% YOY
  - 2015 was exceptionally strong year

AMITIZA U.S. Growth Trends

SUCAMPO The Science of Innovation

- Takeda aggressively driving brand through sales, marketing, and managed care

- Patient access prioritized
  - Coverage of ~90% of all lives across all payor channels
  - Key access wins (effective 1/1/17):
    - Added back to CVS Caremark preferred formulary
    - Elevated to High Performance formulary status for Express Scripts

- Takeda continued brand promotion
  - $0 copay savings card
  - Launch of new patient and physician disease awareness campaign

Japan AMITIZA Performance

- Sucampo Q2 revenue: $14.6M
  - 1H16 revenue growth of 14%
- Revenue essentially flat QoQ due to timing of shipments to Mylan
  - Strong underlying market growth
- Mylan promotion priorities
  - Focus on high-volume/high-decile physicians
  - Digital disease awareness and education campaign in-market

2016 Guidance* Reaffirmed

SUCAMPO
The Science of Innovation

- Total revenue: $195 million to $205 million
- Adjusted net income: $45 million to $50 million
- Adjusted EPS: $0.97 to $1.07
- Adjusted EBITDA: $100 million to $105 million

* Guidance excludes amortization of acquired intangibles of approximately $17.6 million and amortization of the remaining inventory step-up costs of approximately $8.9 million.

Pipeline Progress: Upcoming Milestones

SUCAMPO
The Science of Innovation

Product	Event	Expected Timing
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal alternate formulation in adults	2H16
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal PFC (6-17 years)	
AMITIZA (lubiprostone)	Top-line data from Phase 3 open-label PFC (6-17 years)	
AMITIZA (lubiprostone)	File sNDA for PFC (6-17 years)	
CPP-1X/sulindac combination product	Phase 3 futility analysis	
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal alternate formulation in adults	1H17
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal PFC (6 months-6 years)	Mid-2017
AMITIZA (lubiprostone)	File NDA for alternate formulation for adults in the U.S.	2H17
AMITIZA (lubiprostone)	Initiation of Phase 3 open-label PFC (6 months – 6 years)	

Pipeline Update

Peter Kiener, D.Phil, CSO

Prioritized and Diversified Product Pipeline

SUCAMPO

Program	Target	First Indication	Development Stage	NDA / MAA Filing	Approval
GI/Metabolic/ Inflamation					
AMITIZA	CIC2	Pediatric functional constipation	P3	2016	2017
Lubiprostone Microparticle Formulation	CIC2	Pediatric functional constipation (1); adult CIC (2)	P3	2018(1); 2017 (2)	2019 (1); 2018 (2)
CPP-1X/sulindac combination product	Polyamines	Familial Adeneomatous Polyposis	P3	2018	2019
RTU-1096	Vap-1 inhibitor	Auto-immune/inflammatory	P1		
Ophthalmology					
RTU-1096	Vap-1 inhibitor	Auto-immune/inflammatory	P1 Preclinical		
Oncology*					
RTU-1096	Vap-1 inhibitor	Immuno-oncology	P1		
Other					
RTU-009	Vap-1 inhibitor	Acute cerebral infarction	Preclinical		

Sucampo Program	RTU Program	Option

Financial Update

Andrew Smith, CFO

Q2 Revenue


60.0
50.0
40.0
30.0
20.0
10.0
0.0
$ Million
Q2 2015
R-Tech Inclusion
AMITIZA US Royalty
AMITIZA Japan
Other
Q2 2016

Q2 Adjusted Net Income



15.0
10.0
5.0
0.0
$ Million
Q2 2015
RTU
Revenue Margin
Tax Rate
Stock Expense
Interest
Other
Q2 2016

Q2 Adjusted EBITDA



30.0
25.0
20.0
15.0
10.0
5.0
0.0
$ Million
Q2 2015
R-Tech Inclusion
Revenue contribution
Other
Q2 2016

Key Balance Sheet Items

SUCAMPO
The Science of Innovation

Item	As of 6/30/16	Change	As of 12/31/15
Cash, Cash Equivalents and Restricted Cash	**$154.9M**	($8.6)	$163.5M
Total Debt	**($224.1M)**	$28.3M	($252.4M)
Net Debt	**($69.2M)**	$19.7M	($88.9M)

Closing Remarks

Peter Greenleaf, Chairman and CEO

2016 Areas of Focus

1. Deliver outstanding financial performance
2. Advance pipeline programs
3. Evaluate and execute on additional opportunities for growth

Q&A Session